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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 30, 2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-16H)

                     Structured Asset Securities Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                 333-63602              74-2440850
           --------                 ---------              ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      Of Incorporation)            File Number)        Identification No.)



           101 Hudson Street
        Jersey City, New Jersey                             07302
        -----------------------                             -----
         (Address of Principal                           (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code: (212) 884-6292


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5. Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $262,955,907 in aggregate principal amount Class A1, Class A2, Class A3, Class AX, Class AP, Class R, Class B1, Class BX-1, Class B2, Class BX-2 and Class B3 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-16H on October 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 27, 2001, as supplemented by the prospectus supplement, dated October 25, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a trust agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class A1, Class A2, Class A3, Class AX, Class AP, Class B1, Class BX-1, Class B2, Class BX-2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $264,545,435 as of October 1, 2001. The Mortgage Loans are serviced pursuant to the various servicing agreements, attached hereto as Exhibits 10.1 through 10.5. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


1.1 Terms Agreement. (Corrected copy; this Terms Agreement and Form 8-K/A replaces, in its entirety, all of the Terms Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit 1.1, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Terms Agreement and Form 8-K under Commission File Number 333-63602-07).

4.1 Trust Agreement. (Corrected copy; this Trust Agreement and Form 8-K/A replaces, in its entirety, all of the Trust Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit 4.1, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Trust Agreement and Form 8-K under Commission File Number 333-63602-07).

10.2 Reconstituted Servicing Agreement. (Corrected copy; this Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit 10.2, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Reconstituted Servicing Agreement and Form 8-K under Commission File Number 333-63602-07).

10.3 Reconstituted Servicing Agreement. (Corrected copy; this Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit 10.3, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Reconstituted Servicing Agreement and Form 8-K under Commission File Number 333-63602-07).

10.4 Reconstituted Servicing Agreement. (Corrected copy; this Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit 10.4, pursuant to Form 8-K dated October 30, 2001 under Commission


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         File Number 333-63602 and files such Reconstituted Servicing Agreement and Form 8-K under Commission File Number 333-63602-07).

10.5 Reconstituted Servicing Agreement. (Corrected copy; this Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit 10.5, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Reconstituted Servicing Agreement and Form 8-K under Commission File Number 333-63602-07).


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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STRUCTURED ASSET SECURITIES CORPORATION


                                     By: /s/ Ellen V. Kiernan
                                         ----------------------
                                         Name: Ellen V. Kiernan
                                         Title: Vice President



Dated: November 16, 2001



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                                  EXHIBIT INDEX



Exhibit No.                                 Description                         Page No.
-----------                                 -----------                         --------

1.1           Terms Agreement. (Corrected copy; this Terms Agreement and
              Form 8-K/A replaces, in its entirety, all of the Terms
              Agreement and Form 8-K filed on November 14, 2001 under Item
              7, Exhibit 1.1, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Terms
              Agreement and Form 8-K under Commission File Number
              333-63602-07).

4.1           Trust Agreement. (Corrected copy; this Trust Agreement and
              Form 8-K/A replaces, in its entirety, all of the Trust
              Agreement and Form 8-K filed on November 14, 2001 under Item
              7, Exhibit 4.1, pursuant to Form 8-K dated October 30, 2001 under Commission File Number 333-63602 and files such Trust
              Agreement and Form 8-K under Commission File Number
              333-63602-07).

10.2          Reconstituted Servicing Agreement. (Corrected copy; this
              Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit
              10.2, pursuant to Form 8-K dated October 30, 2001 under
              Commission File Number 333-63602 and files such Reconstituted
              Servicing Agreement and Form 8-K under Commission File Number
              333-63602-07).

10.3          Reconstituted Servicing Agreement. (Corrected copy; this
              Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit
              10.3, pursuant to Form 8-K dated October 30, 2001 under
              Commission File Number 333-63602 and files such Reconstituted
              Servicing Agreement and Form 8-K under Commission File Number
              333-63602-07).

10.4          Reconstituted Servicing Agreement. (Corrected copy; this
              Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit
              10.4, pursuant to Form 8-K dated October 30, 2001 under
              Commission File Number 333-63602 and files



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              such Reconstituted Servicing Agreement and Form 8-K under
              Commission File Number 333-63602-07).

10.5          Reconstituted Servicing Agreement. (Corrected copy; this
              Reconstituted Servicing Agreement and Form 8-K/A replaces, in its entirety, all of the Reconstituted Servicing Agreement and Form 8-K filed on November 14, 2001 under Item 7, Exhibit
              10.5, pursuant to Form 8-K dated October 30, 2001 under
              Commission File Number 333-63602 and files such Reconstituted
              Servicing Agreement and Form 8-K under Commission File Number
              333-63602-07).







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